Exhibit 99.1

Investor Meetings Atlanta, GA November 17, 2008

2 Road map Corporate Overview American Community Acquisition Financial Performance Operating Strategy Outlook

3 Who are We? Yadkin Valley Bank chartered in 1968  Total assets of $1.5 billion Strong management team with an average of over 30 years of banking experience 30 branches across 12 counties in central and northwestern North Carolina Wilmington LPO Sidus Financial – mortgage subsidiary Focused on initiating, servicing, and expanding small business relationships

4 Proven Integration Strategy Since 2002, we have successfully integrated the acquisition of: Three banking institutions with total assets of $625 million One mortgage company with operations in 12 states Single bank charter and core processing system, yet retain local brands, which enhances customer and employee loyalty Decisions made locally – each market overseen by a regional president

5 Footprint Expanding in High Growth Markets

6 High Growth Demographics *New markets entered with American Community acquisition Source: SNL Financial Projected Population Growth 2008-2013 5% 1% 1% 9% 9% 8% 17% 15% 3% 2% 31% 3% 2% 3% 17% 6% 0% 5% 10% 15% 20% 25% 30% 35% Ashe Avery Cherokee , SC* Durham Forsyth Granville Iredell Mecklenburg Orange Surry Union* Watauga Wilkes Yadkin York, SC* U.S.

7 North Carolina Economy is Resilient North Carolina ranked 6th in America’s Top States for Business (CNBC, July 2008) Raleigh-Durham area ranked #1 in Best Places for Business and Careers (Forbes, March 2008) Charlotte ranked 7th best city in the U.S. in which to buy a home (Forbes, July 2008) Single family home prices in Charlotte decreased 0.8% between July and August ’08 and decreased just 2.8% year-over-year (S&P/Case-Shiller, August 2008)

8 Selected Deposit Market Share Data Rank 4th in Iredell County, with 11% of a $2.1 billion deposit market Will rank 2nd in Union County, following the American Community acquisition, with 14% of a $1.6 billion deposit market Rank 6th in Durham County, with 4% of a $3.2 billion deposit market Rank 6th in Surry County, with 9% of a $1.2 billion deposit market Hold a small, yet growing share of a $100.9 billion deposit market in Mecklenburg County Source: SNL Financial

9 ACBA Acquisition – Strategic Rationale The opportunity for quality asset growth and profitability: Expands Yadkin Valley’s footprint into high growth markets surrounding the metro Charlotte area, particularly Union County, NC and York County, SC Expands Yadkin’s footprint into South Carolina, allowing further access to attractive growth markets The combined company will have total assets of nearly $2 billion, which allows for improved operating efficiencies Adds 13 branches in four counties—total branch network will have over 40 offices in 16 North and South Carolina counties Similar credit culture and business mix – integration risk expected to be manageable ACBA’s extensive knowledge of local markets would be difficult to replicate through de novo expansion alone

10 ACBA Acquisition Summary Source: SNL Financial Aggregate Value: $92.2 million Per Share Price: $12.35 Structure: 80.5% Stock, 19.5% Cash Exchange Ratio: .8517 YAVY shares for each ACBA share Expected Closing: 1Q09 Management: Randy Helton will join YAVY’s Board of Directors; Mark DeMarcus will become President of the American Community Region; Dan Ellis will join YAVY’s Finance Team

11 Complimentary Loan Portfolios Loan Portfolio Composition: 14% 14% 14% Commercial & Industrial 7% 9% 6% Consumer & Other 32% 24% 34% Commercial Real Estate 1% 1% 2% Multi-Family 13% 9% 14% 1- 4 Family Residential 10% 10% 10% HELOC 23% 33% 19% Construction/Land Development Pro Forma ACBA YAVY Data as of September 30, 2008

12 Deposit Composition 69% 57% 74% Core Deposits as a % of Total 4% 11% 2% Brokered CDs as a % of Total 32% 24% 35% Other CDs 31% 43% 26% CDs > $100K 24% 21% 25% NOW, Savings & MM 14% 12% 14% Non-Interest Bearing Pro Forma ACBA YAVY Data as of September 30, 2008

13 Third Quarter 2008 Financial Highlights Loan and deposit growth of 14% and 4%, respectively, (annualized) on a sequential basis Reserves/loans of 1.42%, compared to 1.41% in 2Q08 Total NPLs were 0.83% of loans, up from 0.43% in 2Q08 NCO ratio of 0.24%, up from 0.14% in 2Q08 Total capital ratio of 10.65%; tangible equity ratio of 6.67% Net interest margin of 3.33%, stable compared to 3.34% in 2Q08 Net income up 4% to $1.8 million compared to $1.7 million in 2Q08; diluted EPS of $0.15, flat compared to 2Q08 Excluding non-recurring OTTI charge of $972,800 related to Freddie Mac securities, diluted EPS were $0.21 in 3Q08 Loan loss provision of $1.3 million, down 22% compared to $1.7 million in 2Q08; on a year-over-year basis, the provision increased $1.0 million, and impacted 3Q08 EPS by approximately $0.06 per share

14 A Track Record of Solid Growth 5-Year CAGR Diluted EPS 9% Assets 13% Loans 16% Deposits 12% Noninterest Income 22%

15 We Continue to Outperform Peers NC YAVY Peers ROAA 0.73% 0.37% ROAE 6.62% 3.90% Efficiency Ratio 61.19% 67.09% Nonint Inc/Oper Rev* 28% 19% Based on Trailing Twelve Months’ Data: Source: SNL Financial *Noninterest income as a percentage of net interest income before provision expense plus noninterest income.

16 Asset Quality Consistently Outperforms Peers Source: SNL Financial NC Peers include: FNBN, GRAN, PEBK, FBNC, NBBC, COOP, FSBK, BNCN, SCMF, CBKN, and CRFN 0.23% 0.47% 0.31% 0.54% 0.42% 0.44% 0.42% 0.38% 0.21% 0.45% 0.21% 0.91% 0.83% 1.88% 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% 2002 2003 2004 2005 2006 2007 3Q08 Nonperforming Loans/Loans YAVY NC Peer Average

17 Asset Quality Consistently Outperforms Peers Source: SNL Financial NC Peers include: FNBN, GRAN, PEBK, FBNC, NBBC, COOP, FSBK, BNCN, SCMF, CBKN, and CRFN 0.31% 0.30% 0.29% 0.38% 0.18% 0.28% 0.12% 0.26% 0.10% 0.24% 0.10% 0.72% 0.13% 0.40% 0.24% 0.39% 0.00% 0.20% 0.40% 0.60% 0.80% 2002 2003 2004 2005 2006 2007 YTD 3Q08 3Q08 NCOs/Average Loans YAVY NC Peers

18 Conservative Loan Loss Reserve Methodology Source: SNL Financial NC Peers include: FNBN, GRAN, PEBK, FBNC, NBBC, COOP, FSBK, BNCN, SCMF, CBKN, and CRFN Even as Asset Quality has Outperformed Peers, Reserve Coverage has Kept Pace: 1.4 0% 1.33% 1.29% 1.37% 1.19% 1.33% 1.23% 1.26% 1.26%1.27% 1.31% 1.33% 1.42% 1.53% 0.00% 0.40% 0.80% 1.20% 1.60% 2002 2003 2004 2005 2006 2007 3Q08 Loan Loss Reserves/Total Loans YAVY Pee r Average

19 A Diverse Loan Portfolio Loan Portfolio: $1.16 Billion As of September 30, 2008 Average loan yield 3Q08: 6.13% Variable rate loans account for approximately 45% of the portfolio Owner-occupied CRE accounts for approximately 41% of CRE loans Residential construction accounts for 36% of construction/development loans or 7% of total loans Construction/land development 19% HELOC 10% Commercial real estate 35% Commercial & industrial 14% Consumer & other 6% Multifamily 2% 1-4 family residential 14%

20 Nonperforming Loans Remain Manageable Total Nonperforming Loans: $9.7 Million NPLs by Loan Type (as a % of total NPLs) as of September 30, 2008: NPLs/loans were 0.83% at 3Q08, up from 0.43% at 2Q08 Majority of the $4.6 million NPLs in C&I category related to one $3.8 million loan to a borrower whose business is related to the construction industry: The loan continues to pay as agreed, and has been on the Watch List for several quarters Excluding this loan, NPLs continue to be concentrated in construction/development loans Commercial real estate 6% Multifamily residential 1% HELOC 7% 1-4 Family residential 7% Commercial & industrial 48% Consumer & other 3% Residential construction 9% Construction/land development 19%

21 Strong Core Deposit Base Fuels Loan Growth Total Deposits: $1.11 Billion As of September 30, 2008 Average cost of interest-bearing deposits as of 3Q08: 3.13%; down from 3.31% at 2Q08 Brokered CDs accounted for 2% of total deposits Core deposits represent 74% of total deposits Non-interest bearing deposits 14% NOW, savings & money market 25% CDs > $100,000 26% Other CDs 35%

22 Managing Through the Current Environment Net Interest Margin October Fed rate cuts of 100 bps expected to create additional pressure on NIM—for every 50 bps cut, we anticipate a 10-15 bpt reduction in the NIM. Offsetting this somewhat: –Loan pricing has become more attractive as the competition for certain types of loans has eased –Deposit costs have decreased following the re-pricing of a significant portion of CDs –Core deposits remain a significant source of funding (74% of total deposits) –Stronger focus on low-cost deposit gathering

23 Managing Through the Current Environment Asset Quality Review watch list and nonaccruals regularly Conservative and proactive approach to managing nonperforming loans—approximately 57% of NPLs are currently paying as agreed Loans 30-89 days past due decreased slightly between 3Q08 and 2Q08 ($9.4 million in 3Q08 vs. $9.5 million in 2Q08) Reserves/loans expected to remain at current levels (1.42% in 3Q08) during 4Q08 Expect asset quality to continue to outperform peers in 4Q08

24 Long-Term Vision Expansion in high growth areas through: Attractive acquisition opportunities De novo branching LPOs Durham, Wake and Mecklenburg Counties are our primary areas of focus South Carolina remains a long-term goal

25 Forward-Looking Statement This presentation contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. These statements are provided to assist in the understanding of future financial performance and such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to the 2007 Yadkin Valley Financial Corporation Annual Report filed on Form 10-K with the Securities & Exchange Commission.

26 For Further Information Contact: Edwin Laws, EVP & Chief Financial Officer (336) 526-6313 edwin.laws@yadkinvalleybank.com